UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2006
_________________________

WEB.COM, INC.
(Exact name of registrant as specified in its charter)
_________________________

Minnesota	000-17932	41-1404301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree Center Avenue, Suite 500, Atlanta, GA 30303
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (404) 260-2477

N/A
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1

Item 1.01 Entry Into and Amendment of Material Definitive Agreement

Appointment of Joseph A. Newcomb as Executive Vice President and General Counsel

On March 31, 2005, the Company entered into an Employment Agreement with Joseph A. Newcomb pursuant to which he has been employed as the Company’s Executive Vice President and General Counsel. A copy of the Employment Agreement is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

The Employment Agreement provides that Mr. Newcomb will receive no cash salary until the Company becomes profitable on an EBITDA basis. Thereafter, he will receive a base annual salary of $185,000. Mr. Newcomb received an award on March 31, 2006, of one hundred thousand (100,000) shares of the Company’s common stock (“Restricted Stock”), which will vest in equal monthly installments of 1.67% over a period of sixty (60) months from the award date. The Restricted Stock award was made pursuant to the terms and conditions of a Restricted Stock Grant Agreement, dated March 31, 2006, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by this reference. On March 31, 2006, Mr. Newcomb was granted options to purchase one hundred thousand (100,000) shares of the Company’s common stock at an exercise price of $5.93 per share pursuant to a Stock Option Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by this reference. The options grant was fully vested on the grant date. The Company’s Compensation Committee decided to extend the vesting of Mr. Newcomb’s Restricted Stock to five years and vest his options grant on the date of grant primarily to reduce future compensation expense the Company would otherwise recognize in its financial statements due to the Company’s implementation of the Financial Accounting Standard Board statement “Share-Based Payment” (FAS 123R) effective January 1, 2006. The Employment Agreement also provides for certain benefits upon termination of employment, as described in Section 5 of the attached copy of the agreement.

Both the grant of options under Stock Option Agreement and the award of Restricted Stock under the Restricted Stock Grant Agreement were structured as inducement grants in reliance on NASDAQ Marketplace Rule 4350(i)(1)(A)(iv) and such awards have not been approved by the shareholders of the Company or issued pursuant to any of the Company’s extant equity incentive plans.

Adoption of 2006 Equity Incentive Plan

At the Annual Meeting of Shareholders on March 31, 2006, the shareholders of the Company approved the Company’s 2006 Equity Incentive Plan, which reserves one million (1,000,000) shares of the Company’s common stock for issuance under the Plan. A copy of the 2006 Equity Incentive Plan is attached hereto as Exhibit 10.136 and incorporated herein by this reference.

Acceleration of Stock Options

On March 31, 2006, in order to reduce the impact of stock-based compensation charges on the Company’s financial results in future quarters, the Compensation Committee of the Board of Directors acted by written consent to accelerate the stock options granted to Jeffrey M. Stibel as part of his employment agreement with the Company. Those options, exercisable for the purchase of 1,700,000 shares of the Company’s common stock at an exercise price of $2.29, are now fully vested and expire on July 28, 2015.

The Compensation Committee decided to vest these options primarily to eliminate any future compensation expense the Company would otherwise recognize in its financial statements with respect to these options due to the Company’s implementation of the Financial Accounting Standard Board statement “Share-Based Payment” (FAS 123R) effective January 1, 2006. The Company expects that by vesting Mr. Stibel’s options now, as described above, the Company will reduce its future reported compensation expense, before tax, by a significant amount over the remainder of the initial vesting period.

Grants of Stock Options and Awards of Restricted Stock

On March 31, 2006, following the adoption by Shareholders of the 2006 Equity Incentive Plan, the Compensation Committee of the Board of Directors acted by written consent to grant stock options and award shares of restricted stock to the following executive officers in connection with their employment by the Company:

Executive	Title	Number of Options	Issue Date	Vesting Date	Shares of Restricted Stock	Vesting Schedule
Jeff Stibel	Chief Executive Officer	150,000	3/31/06	3/31/06	50,000	5 Years
Gonzalo Troncoso	Chief Financial Officer	75,000	3/31/06	3/31/06	25,000	5 Years
Richard Pitrolo	Chief Operating Officer	75,000	3/31/06	3/31/06	25,000	5 Years

The foregoing options were issued with an exercise price of $5.93 which was the closing market price on the date of grant. The foregoing awards of restricted stock vest in sixty (60) equal monthly increments.

On March 31, 2006, following the adoption by Shareholders of the 2006 Equity Incentive Plan, the Compensation Committee of the Board of Directors acted by written consent to grant stock options and award shares of restricted stock to the members of the Board of Directors in the following amounts:

Director	Title	Number of Options	Issue Date	Vesting Date	Shares of Restricted Stock	Vesting Schedule
Seymour Holtzman	Director, Chairman of the Board	20,000	3/31/06	3/31/06	10,000	5 Years
Robert Slezak	Director, Chairman of the Audit Committee	15,000	3/31/06	3/31/06	10,000	5 Years
Bob Lee	Director, Chairman of the Compensation Committee	15,000	3/31/06	3/31/06	10,000	5 Years
Alex Kazerani	Director	10,000	3/31/06	3/31/06	10,000	5 Years
Pat Crecine	Director	10,000	3/31/06	3/31/06	10,000	5 Years
Jack Balousek	Director	10,000	3/31/06	3/31/06	10,000	5 Years
Efrem Gerszberg	Director	10,000	3/31/06	3/31/06	10,000	5 Years

Grants set forth above for Seymour Holtzman, Robert Slezak and Robert Lee reflect the Compensation Committee’s decision to grant an additional ten thousand (10,000) stock options to the Chairman of the Board and an additional five thousand (5,000) stock options to each of the Chairman of the Audit Committee and the Chairman of the Compensation Committee. The foregoing options were issued with an exercise price of $5.93 which was the closing market price on the date of grant. The foregoing awards of restricted stock vest in sixty (60) equal monthly increments.

Section 3

3.02 Unregistered Sale of Equity Securities

See Item 1.01 above, the contents of which are incorporated herein by reference, regarding the award of Restricted Stock and the grant of stock options to Mr. Newcomb by the Company. The Company issued the Restricted Stock to Mr. Newcomb without registration in reliance upon an exemption under Section 4(2) of the Securities Act of 1933, as a transaction by an issuer not involving a public offering. Except as otherwise noted, all other awards of restricted stock and stock options made to other Section 16 reporting persons were made pursuant to existing equity incentive plans previously approved by the Company’s shareholders.

Section 5

Item 5.03 Amendment to Articles of Incorporation

Increase in Number of Authorized Shares

At the Annual Meeting of Shareholders on March 31, 2006, the Shareholders of the Company approved the proposal of the Board of Directors to increase the number of the Company’s authorized shares by five million (5,000,000) shares, from twenty-one million (21,000,000) shares to twenty-six million (26,000,000) shares. A copy of the Articles of Amendment to the Company’s Articles of Incorporation is attached hereto as Exhibit 3.01(d) and incorporated herein by this reference.

Section 8 Other Events

Item 8.01 Other Events

At the Annual Meeting of Shareholders on March 31, 2006, the shareholders of the Company elected the following persons to serve as Directors on the Board of Directors:

Jack Balousek
Pat Crecine
Efrem Gerszberg
Seymour Holtzman
Alex Kazerani
Bob Lee
Robert Slezak
Jeffrey M. Stibel

In addition, at the Annual Meeting of Shareholders on March 31, 2006, the shareholders of the Company approved a proposal to amend the Articles of Incorporation of the Company to increase the authorized number of shares of capital stock from twenty-one million (21,000,000) shares to twenty-six million (26,000,000) shares and a proposal to adopt the 2006 Equity Incentive Plan. The proposals are described in detail in the Company’s Proxy Statement dated March 8, 2006.

Section 9 Financial Statements and Exhibits.
Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.
Not applicable.

(b) Pro Forma Financial Information.
Not applicable.

(c) Shell Company Transactions.
Not applicable.

(d) Exhibits.

Exhibit Number	Description

10.1	Employment Agreement of Joseph A. Newcomb dated March 31, 2006

10.2	Restricted Stock Agreement of Joseph A. Newcomb dated March 31, 2006

10.3	Stock Option Agreement of Joseph A. Newcomb dated March 31, 2006

10.4	Form of Notice of Grant (Restricted Stock) under the 2006 Equity Incentive Plan

10.5	Form of Notice of Grant (Fully-Vested Option) under the 2006 Equity Incentive Plan

10.136	2006 Equity Incentive Plan

3.01(d)	Amendment to Articles of Incorporation

SIGNATURES

Pursuant to theements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report tned on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2006                     WEB.COM, INC.

     By:   /s/ Jonathan B. Wilson
       Jonathan B. Wilson
                                Senior Vice President, Legal and Corporate Development

Exhibit Number	Description

10.1	Employment Agreement of Joseph A. Newcomb dated March 31, 2006

10.2	Restricted Stock Agreement of Joseph A. Newcomb dated March 31, 2006

10.3	Stock Option Agreement of Joseph A. Newcomb dated March 31, 2006

10.4	Form of Notice of Grant (Restricted Stock) under the 2006 Equity Incentive Plan

10.5	Form of Notice of Grant (Fully-Vested Option) under the 2006 Equity Incentive Plan

10.136	2006 Equity Incentive Plan

3.01(d)	Amendment to Articles of Incorporation